EXHIBIT 10.40


                              WORLD-WIDE TRADEMARK

                     OWNERSHIP, USE AND ASSIGNMENT AGREEMENT





                            Effective 30th June, 1997


                            Signed 18 December, 1997

                              WORLD-WIDE TRADEMARK
                     OWNERSHIP, USE AND ASSIGNMENT AGREEMENT


AGREEMENT effective as of this thirtieth (30th) day of June, 1997, by and between Bowater Incorporated, a Delaware corporation ("BOWATER USA"), and Rexam plc (formerly called BOWATER PLC), and English company ("REXAM") (collectively, the "PARTIES").

WHEREAS, the PARTIES each have an interest in the "Bowater" trade name (including corporate names), the "Bowater" word mark, dimunitives, contractions and variations thereof, and the "Bowater" house mark (collectively, the "BOWATER MARKS").

WHEREAS, BOWATER USA, including its predecessors in interest, and REXAM have previously entered into certain AGREEMENTS, (collectively the "PRIOR AGREEMENTS") regarding the use, ownership, distribution, territories and rights to the BOWATER MARKS.

WHEREAS, REXAM, has heretofore conveyed many individual registrations of the "Bowater" house mark to BOWATER USA.

WHEREAS, REXAM and its subsidiaries (together "Rexam Group") have adopted and are using the "Rexam" name and marks in connection with most of their products and services and no longer use the BOWATER MARKS, except those rights reserved in Section 2 of this Agreement.

WHEREAS, BOWATER USA desires to acquire substantially all of Rexam Group's rights in or to the BOWATER MARKS, to the extent that it has not heretofore acquired the same, and

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REXAM desires to convey such rights in the BOWATER MARKS to BOWATER USA as Rexam
Group has with Rexam Group retaining those rights in and to the BOWATER MARKS as set out in Section 2, subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth hereinafter, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES agree as follows:

1. REXAM warrants that, as far as it is aware neither it nor any member of the Rexam Group has (i) assigned to any third party any rights in and to the BOWATER MARKS except those previously transferred to BOWATER USA; or, (ii) granted any licenses that are currently in use, to use the BOWATER MARKS other than in respect of the RESERVED RIGHTS (as defined below) and a license granted to Land Securities plc in relation to Bowater House, Knightsbridge, London.

2.1 REXAM Group shall retain (and does not hereby transfer or assign to BOWATER
    USA) the following rights (collectively, the "RESERVED RIGHTS") in and to the BOWATER MARKS:

         (a) All rights in the BOWATER MARKS, with the exception of the "Bowater" housemark, in relation to those product categories or any new products developed within the product categories, listed in the Schedule which may now or hereafter be manufactured or distributed by the SUBSIDIARIES listed in the Schedule attached hereto, or any successor in interest to any of them.

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         (b) REXAM shall be free to expand its manufacturing and sales facilities for the product categories as defined in the Schedule anywhere in the EASTERN HEMISPHERE provided that any use of the BOWATER MARKS be accompanied by a term that is product specific, e.g. "Bowater Windows" and "Bowater Security Papers." REXAM shall not have the right to expand its manufacturing facilities, sales offices, or corporate name into the WESTERN HEMISPHERE in conjunction with the RESERVED RIGHTS. As used herein, the EASTERN HEMISPHERE means all of the world except the WESTERN HEMISPHERE as defined in Section 3 infra.

         (c) All rights in the name of "Bowater House" Knightsbridge in London, England, in connection with that building;

         (d) All rights in the BOWATER MARKS for all ministerial and administrative purposes as:

             (i) are necessarily incidental to, or appropriate to, further facilitate REXAM Group's use of the RESERVED RIGHTS, including, but not limited to, registration of any such RESERVED RIGHTS described in (a) or (b) above as and when required; and/or

             (ii) arise as a result of Rexam Group's previous connection with the BOWATER MARKS, in particular the name `Bowater', including, without limitation, using the name in dealings with registry and administrative and other offices that hold registrations, agreements or other information in the former names of Rexam

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             Group companies, references in existing or commissioned marketing literature, product information, catalogues or similar materials, and indicating the former name of any Rexam Group company where appropriate to do so.

2.2 (a) Where it is appropriate to do so, REXAM shall, at such time as subsequent dealings are required with regard to the above-referenced registry, administrative, and other office, use reasonable endeavors to ensure that reference to the Bowater name will be deleted from the relevant registry or office and the appropriate correction entered on the record. With regard to the above-referenced existing or commissioned marketing literature, product information, catalogs, or similar material, when such material is replaced and subsequent inventory created, the new material will appropriately identify the relevant Rexam entity.

         (b) This Section 2 and its limitations shall run with the exercise of the rights retained herein and shall be binding upon any transferee of all or a substantial part of any business which relates to any of the PRODUCTS to which any of the RESERVED RIGHTS apply;

         (c) The RESERVED RIGHTS retained herein shall be transferable only with the sale of all or a substantial part of any business which relates to any of the PRODUCTS to which any such rights apply. In the event of a sale and transfer of the RESERVED RIGHTS, REXAM undertakes to use its best efforts to negotiate a two-year transition period in which the prospective buyer will cease using the BOWATER MARKS.

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         (d) Nothing herein shall prevent BOWATER USA from adopting and using any of the RESERVED RIGHTS which REXAM notifies BOWATER USA in writing heretofore have been or hereafter will be abandoned by REXAM or become abandoned as a matter of law provided that, in such circumstances, BOWATER USA shall confirm such abandonment with REXAM before adopting and using the affected RESERVED RIGHTS.

3. REXAM hereby assigns and conveys to BOWATER USA such right, title and interest as the Rexam Group may have, including such goodwill associated therewith that REXAM may have (if any) which arises exclusively from the use thereof by BOWATER USA, including its predecessors in interest, in and to the BOWATER MARKS world-wide for any and all goods and services (collectively, the "RIGHTS"), subject to Section 2, above. Rexam shall not utilize the BOWATER MARKS now or in the future in any territory worldwide except as provided in Section 2. Further, REXAM undertakes that it shall not use the BOWATER MARKS in any part of North, Central and South America together with all contiguous islands under the governmental control of any country located therein and together with all countries of the Caribbean group of islands, including Bermuda and the Falkland Islands ("WESTERN HEMISPHERE") except as may arise as a consequence of the RESERVED RIGHTS.

4. Upon BOWATER USA's request and expense therefor, REXAM shall execute such documents to assign and shall procure that other members of the Rexam Group shall execute such documents to assign, to the extent not already assigned, by separate

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    documents all existing trademark or service mark registrations of the
    BOWATER MARKS, except those registrations relating to the RESERVED, to BOWATER USA and further agrees to cooperate by executing any and all documents which may be required to effect the transfer and assignment of such trade and service mark registrations.

5. Each of the PARTIES agrees that it shall use reasonable endeavors to use the BOWATER MARKS in a way which minimizes confusion between the respective PARTIES. In the unlikely event that any confusion should arise from the PARTIES' respective uses of the BOWATER MARKS for their respective products and/or services, the PARTIES will cooperate in good faith to abate such confusion.

6. BOWATER USA represents and warrants that no assignments or outstanding licenses have been granted by BOWATER USA or its subsidiaries to third parties in respect of the BOWATER MARKS.

7. BOWATER USA agrees to pay REXAM concurrently with execution of this Agreement consideration for the RIGHTS in the amount of $1,650,000 in U.S. funds, which funds shall be delivered to REXAM via wire transfer.

8. Subject to Section 2, REXAM shall not oppose or otherwise obstruct BOWATER USA's attempt to register the BOWATER MARKS or any registration resulting therefrom and shall provide reasonable assistance with registration whenever and wherever needed, at BOWATER USA's request and sole expense.

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9.  With the exception of the RESERVED RIGHTS, all uses heretofore of the
    BOWATER MARKS by BOWATER USA and any of their predecessors, subsidiaries, affiliates, or licensees shall inure to the benefit of BOWATER USA.

10. Except as specifically limited herein, this Agreement shall be binding upon and inure to the benefit of the PARTIES hereto and their successors, and assigns. As used herein, the successors shall include, but not be limited to, any successor by way of merger, consolidation, sale of all or substantially all of its assets, or similar reorganization.

11. This Agreement contains the entire understanding between the PARTIES hereto and supersedes all other oral (if any) and written PRIOR AGREEMENTS or understandings between them in relation to the use of the BOWATER MARKS and the matters dealt with in this Agreement. No further rights or obligations from the PRIOR AGREEMENTS in relation to the use of the BOWATER MARKS and the matters dealt with in this Agreement remain except to the extent specifically set forth herein.

12. No modification or addition hereto or waiver or cancellation of any provision of this Agreement shall be valid except as specified in writing signed by the party to be charged therewith.

13. The validity and construction of this Agreement or of any of its provisions shall be determined under the laws of England. The invalidity or enforceability of any provision of this Agreement shall not affect or limit the validity and enforceability of the other provisions hereof.

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14. In the event of any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity thereof, except for disputes in respect of which equitable relief is sought (individually, a "DISPUTE"), the PARTIES shall make a good faith attempt to settle the DISPUTE by mediation pursuant to the provisions of this Section 14 before resorting to the procedure set forth in Section 15 below:

    (a) Unless the parties agree otherwise, the mediation shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association as modified pursuant to this Section 14, by a mediator who (x) has the qualifications and experience set forth in paragraph (b) of this Section 14 and (y) is selected as provided in paragraph (c) of this Section 14.

    (b) Unless the PARTIES agree otherwise, the mediator shall be a mediator certified by the International Trademark Association who has mediated cases involving large commercial transactions for the federal or state courts.

    (c) Either party (the "INITIATING PARTY") may initiate mediation of the DISPUTE by giving the other party (the "RECIPIENT PARTY") written notice (a "MEDIATION NOTICE") setting forth a list of the names and resumes of qualifications and experience of three (3) impartial persons who the INITIATING PARTY believes would be qualified as a mediator pursuant to the provisions of paragraph (b) hereof. Within seven (7) days after the delivery of the MEDIATION NOTICE, the RECIPIENT PARTY shall give a counter-notice (the "COUNTER-NOTICE") to the INITIATING PARTY in which the RECIPIENT

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        PARTY may designate a person to serve as the mediator from among the three (3) persons listed by the INITIATING PARTY in the MEDIATION NOTICE (in which event such designated person shall be the mediator). If none of the persons listed in the MEDIATION NOTICE is designated by the RECIPIENT PARTY to serve as the mediator, the COUNTER-NOTICE shall set forth a list of the names and resumes of three (3) impartial persons who the RECIPIENT PARTY believes would be qualified as a mediator pursuant to the provisions of paragraph (b) hereof. Within seven (7) days after the delivery of the COUNTER-NOTICE, the INITIATING PARTY may designate a person to serve as the mediator form among the three (3) persons listed by the RECIPIENT PARTY in the COUNTER-NOTICE (in which event such designated person shall be the mediator). If the PARTIES cannot agree on a mediator from the three (3) names from the other party's list, each party shall strike two (2) names form the other party's list, and the two (2) remaining persons on both lists will jointly select as the mediator any person who has the qualifications and experience set forth in paragraph (b) hereof. If the two (2) persons are unable to agree, then the mediator will be selected by the American Arbitration Association.

   (d) If the DISPUTE cannot be settled within 30 days after the mediator has been selected as provided above, either party may give the other and the mediator a written notice declaring the mediation process at an end, in which event the DISPUTE shall be resolved as hereinafter provided.

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   (e)  All conferences and discussions which occur in connection with mediation conducted pursuant to this Agreement shall be deemed settlement discussions, and nothing said or disclosed, nor any document produced which is not otherwise independently discoverable, shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

   (f) Each party shall bear its own costs and expenses with respect to mediation, provided, however, that the costs of the mediator shall be shared equally between the parties.

15. Any DISPUTE not settled in accordance with the procedures set forth in
    Section 14 of this Agreement shall, at the request of either party, be settled by the courts of England. Each of the parties hereby consents to service of process by registered mail, by receipt of Federal Express or other courier delivery, or by personal delivery at its address set forth below and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other party.

16. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Execution of this Agreement may be effected by facsimile transmission and facsimile signatures will have the same effect and force as an original signature.

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17. All notices hereunder shall be deemed given if in writing, and delivered personally (including by commercial courier or delivery service) or sent by facsimile, or by registered or certified mail (return receipt requested) to the PARTIES at the following addresses (or at such other addresses as shall be specified by like notice):

    (a)      if to REXAM, to:        Rexam PLC
                                     114 Knightsbridge
                                     London SW1X7NN United Kingdom
                                     Fax: 011-44-171-581-1194
                                     Attention:        Michael J. Hartnall
                                                       Finance Director

    (b)      if to BOWATER USA, to:  Bowater Incorporated
                                     55 East Camperdown Way
                                     Greenville, SC 29602 USA
                                     Fax: (864) 282-9468
                                     Attention:        Anthony H. Barash
                                                       Sr. Vice President
                                                       Corporate Affairs and
                                                       General Counsel

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The PARTIES have caused this Agreement to be signed as of the day and year first above written, whereupon it became a legally binding agreement in accordance with its terms and conditions thereof.

Witness:                         BOWATER INCORPORATED
/s/ Harry F. Geair               /s/ Anthony H. Barash
/s/ Suzanne J. Sherman           By:  Anthony H. Barash
                                 Title:  Sr. Vice President, Corporate Affairs
                                                   and General Counsel
                                 Date:  December 16, 1997



Witness:                         REXAM PLC
/s/ [illegible signature]
/s/ Rose Barreto                 /s/ Michael J. Hartnall
                                 By:  Michael J. Hartnall
                                 Title: Finance Director
                                 Date: 18 December 1997

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                                    SCHEDULE

                    PRODUCT                            CURRENT MANUFACTURING                                   COUNTRIES WHERE
CURRENT BUSINESS   CATEGORIES                          LOCATION (TERRITORIES)     SUBSIDIARY AND PLACE OF      PRODUCT IS SOLD
                   (PRODUCT)         MARK                                         INCORPORATION
Bowater Windows    window and door   None except       Czech Republic             Bowater Windows Limited -    U.K
                   products          subsidiary        U.K.                       (England)                    Slovakia
                                     corporate names   Germany                    Bowater Halo Limited -       Germany
                                                       Poland                     (England)                    Belgium
                                                                                                               Netherlands
                                                                                                               Luxembourg
                                                                                                               Czech Republic
                                                                                                               Poland
                                                                                                               Croatia
                                                                                                               Russia
                                                                                                               Lithuania
                                                                                                               Estonia
                                                                                                               South Africa
                                                                                                               Singapore
                                                                                                               Hungary
                                                                                                               Ireland
                                                                                                               France
                                                                                                               Austria

Bowater Business   computer          BOWJET            England                    Bowater Business Forms       U.K.
Forms              stationery and    BOWLIST                                      Limited - (England)          Northern Ireland
                   business forms    Subsidiary                                                                Republic of
                                     corporate name                                                            Ireland
                                                                                                               USA
                                                                                                               Kenya
                                                                                                               Malta
                                                                                                               Ghana
                                                                                                               Nigeria
                                                                                                               Uganda
                                                                                                               Israel
                                                                                                               Libya


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
                    PRODUCT                            CURRENT MANUFACTURING                                   COUNTRIES WHERE
CURRENT BUSINESS   CATEGORIES                          LOCATION (TERRITORIES)     SUBSIDIARY AND PLACE OF      PRODUCT IS SOLD
                   (PRODUCT)         MARK                                         INCORPORATION
Bowater Security   business          *BOWJET           England                    Bowater Security Products    U.K.
Products           stationery,       TOPCHEX           Northern Ireland           Limited - (England)          Northern Ireland
                   security                            Republic of Ireland                                     Republic of
                   printing and      *BOWATER                                                                  Ireland
                   encoded           CHEXPRESS                                                                 Channel Islands
                   documentation
                                     Subsidiary
                                     corporate name

                                     *Both
                                     registered in
                                     Great Britain
                                     and Northern
                                     Ireland

Rexam Food and     food and          BOWTOP            England                    Rexam PKL Limited -          Worldwide
Beverage           beverage          BOWPAK                                       (England)                    Worldwide
Packaging          packaging

Rexam Paper        copy paper        BOWLASER          Australia                  None relevant                Australia
Products                             BOWCOPY